DEBTOR(S):	Midway Gold US Inc.		**MONTHLY OPERATING REPORT** CHAPTER 11
CASE NUMBER:	15-16835		

Form 2-A
COVER SHEET

For Period End Date: 5/31/2016

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 6/30/2016 **Print Name:** William M. Zisch

Signature: William M. Zisch

Title: CEO and President

Rev. 5/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

5/1/2016 to 5/31/2016 Month 5-16

CASH FLOW SUMMARY	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$ 83,910	19,170,291	25,356	-	100	5,354,319	100	3,235	334	382	355,894	-	-	-	24,993,919 [1]
2. Cash Receipts															
Sales	-	-	-	-	-	1,055,324	-	-	-	-	-	-	-	-	1,055,324
Sale of Assets	-	4,861,449	-	-	-	-	-	-	-	-	-	-	-	-	4,861,449
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	50,000	725,000	675,000	-	-	-	-	-	-	-	-	-	-	-	1,450,000 [2]
Miscellaneous	314	214,806	740	-	-	13,378	-	600	-	-	-	-	-	-	229,838
Total Cash Receipts	$ 50,314	5,801,256	675,740	-	0	1,068,702	0	600	-	-	-	-	-	-	7,596,611
3. Cash Disbursements															
Operations	(14,694)	(802,890)	(657,219)	-	-	(424,827)	-	(3,439)	-	-	(156)	-	-	-	(1,903,225)
Debt Service/Secured loan payment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees	(12,793)	(326,681)	-	-	-	(71,036)	-	-	-	-	-	-	-	-	(410,510)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	(1,450,000)	-	-	-	-	-	-	-	-	-	-	-	-	(1,450,000) [2]
Total Cash Disbursements	$ (27,487)	(2,579,571)	(657,219)	-	0	(495,864)	0	(3,439)	-	-	(156)	-	-	-	(3,763,736)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	22,826	3,221,685	18,520	-	-	572,838	-	(2,839)	-	-	(156)	-	-	-	3,832,876
5 Ending Cash Balance (to Form 2-C)	$ 106,737	22,391,976	43,876	-	100	5,927,157	100	396	334	382	355,738	-	-	-	28,826,795

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-May-16
MDW Corp	TD Canada Trust (CAD)	$ 106,737 [4]
Midway Gold US	Wells Fargo N.A.	22,391,976
Midway Services Company	Wells Fargo N.A.	43,876
Nevada Talon	Wells Fargo N.A.	382
Realty	Wells Fargo N.A.	355,738
RR Exploration	Wells Fargo N.A.	334
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	5,927,157
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	396
		$ 28,827,358 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $68,763.10
[6] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period: 6/22/2015 to 5/31/2016

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,861,449	-	-	-	-	-	-	-	-	356,244	-	-	-	30,217,693
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		484,818	5,896,588	4,525,000	-	5,019,208	404,872	712,208	712,000	141,500	49,000	6,500	-	-	-	17,951,695 [2]
Miscellaneous		47,973	883,030	55,410	-	-	487,872	-	600	-	-	-	-	-	-	1,474,885
Total Cash Receipts	$	532,790	36,641,067	4,580,410	-	5,019,208	22,847,911	712,208	712,600	141,500	49,000	362,744	-	-	-	71,599,440
3. Cash Disbursements																
Operations		(292,337)	(2,322,782)	(4,599,722)	-	(208)	(10,574,634)	(208)	(694,355)	(143,949)	(47,912)	(8,636)	-	-	-	(18,684,743)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(198,701)	(5,334,240)	(21,450)	-	-	(1,341,183)	-	(21,343)	(1,950)	(1,625)	(1,300)	-	-	-	(6,921,792)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(6,606,581)	-	-	(5,019,000)	(5,424,081)	(712,000)	-	-	-	-	-	-	-	(17,956,950) [2]
Total Cash Disbursements	$	(706,501)	(14,263,603)	(4,621,172)	-	(5,019,208)	(17,339,897)	(712,208)	(715,698)	(145,899)	(49,537)	(9,936)	-	-	-	(43,583,659)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(173,710)	22,377,464	(40,762)	-	-	5,508,014	-	(3,098)	(4,399)	(537)	352,808	-	-	-	28,015,781
6 Ending Cash Balance (to Form 2-C)	$	106,737	22,391,976	43,876	-	100	5,927,158	100	396	334	382	355,738	-	-	-	28,826,795

CASH BALANCE SUMMARY	Financial Institution	Book Balance 31-May-16	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 106,737 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	22,391,976	14,511
Midway Services Company	Wells Fargo N.A.	43,876	84,638
Nevada Talon	Wells Fargo N.A.	382	919
Realty	Wells Fargo N.A.	355,738	2,930
RR Exploration	Wells Fargo N.A.	334	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Wells Fargo N.A.	5,927,157	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	396	3,494
		$ 28,827,358 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $68,763.10
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

5/1/2016 to 5/31/2016 Month 5-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(2,579,571)	(1,450,000)	(1,129,571)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(27,487)	-	(27,487)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	-	-	-
15-16840	Midway Services Co.	One Wells Fargo	(657,219)	-	(657,219)
15-16841	Nevada Talon, LLC	One Wells Fargo	-	-	-
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	(495,864)	-	(495,864)
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(3,439)	-	(3,439)
15-16845	Midway Gold Realty	One Wells Fargo	(156)	-	(156)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		(3,763,736)	(1,450,000)	(2,313,736)

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 5/1/2016 to 5/31/2016

CASH RECEIPTS DETAIL

(attach additional sheets as necessary)

Account No: Includes all debtor accounts

Date	Payer	Entity	Description	Amount (USD$)
5/20/2016	Midway Gold U.S. (Transfer)	21	Intercompany Transfer	50,000.00
5/31/2016	Canadian Revenue Agency	21	Miscellaneous	313.91
5/10/2016	TCG Global Rent	2	Miscellaneous	7,872.25
5/17/2016	Frontier Communications	2	Miscellaneous	59.72
5/23/2016	Brazil Resources bid deposit	2	Intercompany Transfer	200,000.00
5/25/2016	GRP Resources bid deposit	2	Intercompany Transfer	525,000.00
5/31/2016	Blue Radio Rent	2	Miscellaneous	6,800.63
5/31/2016	Wells Fargo	2	Miscellaneous	73.58
5/3/2016	Brazil Resources Inc.	2	Miscellaneous	200,000.00
5/17/2016	GRP Minerals LLC	2	Sale of Assets	4,861,449.45
5/20/2016	COBRA Deposit	16	Miscellaneous	739.69
5/24/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	35,000.00
5/9/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	130,000.00
5/17/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	170,000.00
5/25/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	340,000.00
5/3/2016	Wheeler Machinery Inc	19	Miscellaneous	481.28
5/18/2016	Delaware Secretary of State	19	Miscellaneous	600.00
5/24/2016	American Assay Labs	19	Miscellaneous	3,796.45
5/23/2016	Geo-Logic Associates	19	Miscellaneous	8,500.00
5/23/2016	Metalor	19	Sales	138,473.29
5/16/2016	Metalor	19	Sales	231,504.00
5/9/2016	Metalor	19	Sales	258,162.00
5/2/2016	Metalor	19	Sales	427,185.00
5/18/2016	Delaware Secretary of State	20	Miscellaneous	600.00

Total Sales	$	1,055,324.29
Total Intercompany Transfers	$	1,450,000.00
Total Sale of Assets	$	4,861,449.45
Total Miscellaneous	$	229,837.51
Total Cash Receipts	$	**7,596,611.25** [1]

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 5/1/2016 to 5/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	5/6/2016	927	Miller Thomson	$	-1,063.70
21	5/6/2016	926	Ernst & Young	$	-6,615.60
21	5/13/2016	928	DLA Piper Canada	$	-4,707.15
21	5/20/2016	930	FSC Wire	$	-301.51
21	5/20/2016	929	Borden Ladner Gervais	$	-1,470.57
21	5/20/2016	931	KPMG	$	-12,240.40
21	5/27/2016	933	Filing Services Canada Inc.	$	-299.13
21	5/27/2016	932	Computershare	$	-769.73
21	5/31/2016	fees	TD Bank	$	-19.63
2	5/6/2016	6280	Tonopah Public Utilities	$	-36.55
2	5/6/2016	6279	Tab Products CO LLC	$	-60.00
2	5/6/2016	6278	Fed Ex	$	-50.55
2	5/6/2016	6282	Verizon Wireless	$	-559.42
2	5/6/2016	6277	Century Link	$	-197.00
2	5/6/2016	6281	Top Gun Recruiting Partners	$	-1,632.00
2	5/6/2016	145144	Teresa Gustine	$	-1,014.99
2	5/6/2016	145142	James Wilbourn	$	-60.00
2	5/6/2016	145143	Spillman Technology	$	-330.00
2	5/6/2016	145139	All Copy Products - Denver	$	-1,116.90
2	5/6/2016	145141	ISC dba Venture Tech	$	-9,291.59
2	5/6/2016	145138	ARTIS HRA Inverness	$	-2,404.18
2	5/6/2016	145140	Grow Resources	$	-2,000.00
2	5/9/2016	transfer	Wells Fargo	$	-130,000.00
2	5/11/2016	Fees	Wells Fargo	$	-913.08
2	5/13/2016	6284	Lexis Nexis	$	-444.53
2	5/13/2016	6283	Iron Mountain	$	-24.00
2	5/13/2016	6285	Pure Water Dynamics Inc	$	-158.75
2	5/13/2016	6286	Top Gun Recruiting Partners	$	-1,547.00
2	5/13/2016	145161	Teresa Gustine	$	-1,050.00
2	5/13/2016	145159	Grow Resources	$	-1,000.00
2	5/13/2016	145160	Moelis	$	-85,000.00
2	5/17/2016	transfer	Wells Fargo	$	-170,000.00
2	5/20/2016	transfer	Co. 2 to Co. 21	$	-50,000.00
2	5/20/2016	6287	KPMG LLP	$	-8,219.31
2	5/20/2016	145180	Teresa Gustine	$	-1,025.00
2	5/20/2016	145179	Jay Nishikawa	$	-100.00
2	5/20/2016	145178	Grow Resources	$	-2,000.00
2	5/20/2016	145177	EPIQ Systems	$	-22,221.07
2	5/20/2016	166029	Sender Wasserman	$	-12,613.50

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 5/1/2016 to 5/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	5/20/2016	160030	FTI Consulting	$	-38,234.30
2	5/20/2016	160031	Moelis	$	-94,194.74
2	5/20/2016	160032	Cooley	$	-69,540.45
2	5/20/2016	160033	Gavin/Solmonese	$	-4,876.87
2	5/24/2016	ACH	Brazil Resources	$	-200,000.00
2	5/24/2016	transfer	Wells Fargo	$	-35,000.00
2	5/25/2016	ACH	GRP Minerals	$	-525,000.00
2	5/25/2016	transfer	Wells Fargo	$	-340,000.00
2	5/27/2016	6289	Mt Wheeler Power	$	-31.50
2	5/27/2016	6292	US Bank Equipment Finance	$	-225.78
2	5/27/2016	6290	Tab Products CO LLC	$	-60.00
2	5/27/2016	6288	Fed Ex	$	-56.75
2	5/27/2016	6293	Verizon Wireless	$	-585.31
2	5/27/2016	6291	Top Gun Recruiting Partners	$	-1,462.00
2	5/27/2016	145196	Teresa Gustine	$	-1,064.99
2	5/27/2016	145193	Bret McDermott	$	-30.43
2	5/27/2016	145195	James Wilbourn	$	-8.00
2	5/27/2016	145197	US Bank Corporate Payment	$	-9,004.14
2	5/27/2016	145194	Firmex Corp	$	-950.00
2	5/27/2016	145192	ARTIS HRA Inverness	$	-29,145.03
2	5/3/2016	Fee	Wire Service Charge	$	-16.00
2	5/18/2016	Fee	Wire Service Charge	$	-15.00
2	5/23/2016	transfer	Wells Fargo	$	-200,000.00
2	5/25/2016	transfer	Wells Fargo	$	-525,000.00
9	5/13/2016	145162	City of Ely	$	-77.26
9	5/27/2016	2113	Mt Wheeler Power	$	-78.58
16	5/3/2016	160034	Rocky Mountain Reserve	$	-720.37
16	5/4/2016	160033	Principal	$	-14,561.69
16	5/6/2016	1083	Employment Security Division	$	-16.68
16	5/9/2016	10118	Garnishment	$	-424.92
16	5/9/2016	10119	Garnishment	$	-424.92
16	5/10/2016	Payroll	Paycom	$	-59,243.91
16	5/10/2016	Payroll	Paycom	$	-49,252.61
16	5/10/2016	Payroll	Paycom	$	-548.43
16	5/13/2016	145163	Allstate	$	-179.08
16	5/17/2016	Payroll	Paycom	$	-102,069.07
16	5/17/2016	Payroll	Paycom	$	-33,017.90
16	5/17/2016	160036	Principal	$	-5,635.78

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 5/1/2016 to 5/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
16	5/17/2016	160035	Rocky Mountain Reserve	$	-720.37
16	5/17/2016	Payroll	Paycom	$	-306.42
16	5/20/2016	160037	Cigna	$	-21,722.42
16	5/20/2016	1084	United Healthcare - Duluth	$	-7,086.66
16	5/24/2016	Payroll	Paycom	$	-34,329.50
16	5/24/2016	160038	Principal	$	-10,369.39
16	5/24/2016	10121	Garnishment	$	-833.87
16	5/24/2016	10120	Garnishment	$	-424.92
16	5/24/2016	160039	Rocky Mountain Reserve	$	-103.00
16	5/25/2016	Payroll	Paycom	$	-309,284.17
16	5/27/2016	1085	MetLife	$	-5,228.17
16	5/27/2016	145207	Vision Services Plan	$	-536.13
16	5/27/2016	145206	Allstate	$	-179.08
19	5/6/2016	2854	US Geological Survey	$	-76,315.77
19	5/2/2016	1600043	Marsh Insurance	$	-43,716.00
19	5/13/2016	145172	RPA Advisors	$	-28,317.50
19	5/20/2016	145184	Gustavson Associates	$	-28,229.23
19	5/27/2016	2865	US Geological Survey	$	-25,438.59
19	5/20/2016	145191	Stine Consulting	$	-21,975.52
19	5/6/2016	2850	Mt. Wheeler Power	$	-21,650.58
19	5/6/2016	145153	Ledcor	$	-18,750.00
19	5/27/2016	145205	US Bank Corp	$	-17,481.58
19	5/2/2016	1600044	Thomas Petroleum	$	-16,210.46
19	5/27/2016	145201	Luskin, Stern, Eisler	$	-15,205.00
19	5/27/2016	145202	Mt. Wheeler Power	$	-14,114.03
19	5/13/2016	145174	Stine Consulting	$	-13,800.00
19	5/20/2016	145187	Luskin, Stern, Eisler	$	-11,522.74
19	5/27/2016	145204	RPA Advisors	$	-11,283.94
19	5/6/2016	145152	Ross MacLean	$	-10,093.60
19	5/6/2016	145146	American Assay Labs	$	-10,000.00
19	5/13/2016	145173	SWCA	$	-8,900.00
19	5/20/2016	2860	Geo-Logic Associates	$	-7,512.50
19	5/6/2016	145150	James Moore	$	-7,302.10
19	5/6/2016	145151	Jeffery Snyder	$	-6,952.90
19	5/13/2016	145169	James Moore	$	-6,843.42
19	5/6/2016	145154	Lynn Greenman	$	-5,000.00
19	5/13/2016	145171	Lynn Greenman	$	-5,000.00
19	5/6/2016	145147	Andrea Gill	$	-4,685.76
19	5/13/2016	145166	Andrea Gill	$	-4,552.47

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 5/1/2016 to 5/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	5/20/2016	145186	Jeffery Snyder	$	-4,438.24
19	5/6/2016	145158	Suburban Propane	$	-4,000.00
19	5/6/2016	145149	Ausenco Engineering	$	-3,600.00
19	5/20/2016	145185	James Moore	$	-3,543.73
19	5/23/2016	0	Thomas Petroleum	$	-3,488.37
19	5/13/2016	145164	Air Sciences	$	-3,362.00
19	5/13/2016	145170	Luskin, Stern, Eisler	$	-3,312.00
19	5/20/2016	145182	Andrew Kaczmarek, LLC	$	-3,000.00
19	5/20/2016	145189	Resource Concepts Inc	$	-2,868.08
19	5/13/2016	145175	United Rentals	$	-2,682.90
19	5/6/2016	2853	Olio Crane Group	$	-2,592.37
19	5/6/2016	145157	Titan Constructors	$	-2,052.34
19	5/31/2016	ACH	AT&T	$	-1,739.94
19	5/13/2016	145176	Delta Fire Systems	$	-1,738.00
19	5/6/2016	2855	Western Environmental Testing	$	-1,700.00
19	5/6/2016	145156	Resource Concepts Inc	$	-1,543.75
19	5/25/2016	ACH	AT&T	$	-1,464.50
19	5/27/2016	2862	Fairfield and Woods, P.C.	$	-1,395.00
19	5/27/2016	2864	Solutions II, Inc.	$	-1,080.02
19	5/13/2016	145168	Enviro Care Inc	$	-900.00
19	5/20/2016	145183	Enviro Care Inc	$	-790.56
19	5/13/2016	2856	Delaware Secretary of State	$	-600.00
19	5/20/2016	2859	Delaware Secretary of State	$	-600.00
19	5/27/2016	2866	Western Environmental Testing	$	-408.00
19	5/27/2016	145200	Davis Graham & Stubbs	$	-378.00
19	5/6/2016	2852	Nevada Department of Taxation	$	-331.10
19	5/6/2016	2851	NORCO	$	-219.37
19	5/20/2016	145188	NORCO	$	-161.59
19	5/27/2016	145203	Pernecia Johnson	$	-137.50
19	5/27/2016	2863	Mt. Wheeler Power	$	-125.48
19	5/31/2016	ACH	AT&T	$	-123.62
19	5/27/2016	145199	Champion Technology	$	-112.94
19	5/6/2016	145148	Andy Britton	$	-101.79
19	5/20/2016	2861	Sharon R. Rigby	$	-90.93
19	5/6/2016	2849	Kinross Gold USA	$	-82.92
19	5/13/2016	145165	Airgas, Inc	$	-74.15
19	5/31/2016	ACH	AT&T	$	-70.00
19	5/13/2016	2857	Eureka Town and Water Sewer	$	-66.42
19	5/20/2016	145190	Ruby Mountain	$	-26.00
19	5/6/2016	145155	Northern Safety Co. Inc	$	-8.34

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 5/1/2016 to 5/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
20	5/6/2016	145145	Davis Graham & Stubbs	$	-756.00
20	5/13/2016	1089	Delaware Secretary of State	$	-600.00
20	5/20/2016	145181	Resource Concepts	$	-768.50
20	5/20/2016	1090	Delaware Secretary of State	$	-600.00
20	5/27/2016	145198	Davis Graham & Stubbs	$	-714.00
			Total Cash Disbursements	$	-3,763,735.57 [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 5/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 5/31/2016

		CONSOLIDATED May 31, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		28,827,358	811,577
Accounts Receivable		86,930	201,443
Inventory		0	20,105,452
Prepaid		2,794,268	3,871,105
Other Current Assets		27,147	102,495
Total Current Assets		**31,735,703**	**25,092,072**
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		415,795	132,722,845
Reclamation Deposits		0	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		98,249	98,248
Total Long Term Assets		**514,419**	**154,595,113**
Total Assets		**32,250,122**	**179,687,185**
Current Liabilities			
Accounts Payable - Pre-Petition		(18,600,207)	(21,646,032)
Accounts Payable - Post-Petition		(1,915,315)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(260,251)	(265,260)
Short Term Debt		(55,502,292)	(51,673,880)
Total Current Liabilities		**(76,278,065)**	**(73,593,887)**
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		(349,787)	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		**(349,852)**	**(8,790,960)**
Total Liabilities		**(76,627,917)**	**(82,384,847)**
Redeemable Preferred Stock		(58,480,604)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		140,253,622	25,463,917
Accumulated Deficit		129,793,113	98,804,366
Total Shareholder's Equity		**102,858,399**	**(42,920,053)**
Liability and Equity		**(32,250,122)**	**(179,687,185)**

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):

CASE NO:

Form 2-D

PROFIT AND LOSS STATEMENT

For Period 5/1/2016 to 5/31/2016

	CONSOLIDATED May 2016 Actual		CONSOLIDATED May 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	(1,056,879)		(21,952,883)
Total Revenue	**(1,056,879)**		**(21,952,883)**
Cost of Sales			
Cost of Goods Sold	1,166,270		16,902,072
Depreciation	525,038		7,762,294
Inventory Write-Down	18,228		10,387,265
Total Cost of Sales	**1,709,536**		**35,051,631**
Accretion	50,129		368,547
Mineral exploration expenditures	1,582		933,744
Impairment of Long Lived Assets	126,249,499		126,249,499
General & Administrative			
Consulting	207,364		2,817,687
Depreciation - CGA	19,529		242,363
Interest and bank charges	1,616		13,941
Legal, audit and accounting	205,105		3,354,069
Office & administrative	113,975		1,072,694
Salaries and benefits	335,679		1,709,994
Transfer agent and filing fees	760		40,152
Travel	2,785		11,293
Investor relations	4,768		61,634
Total General & Administrative	**891,581**		**9,323,826**
Total Operating Costs	**128,902,327**		**171,927,246**
Foreign exchange (gain) loss	(545)		680
Other income	87,425		1,369,115
(Gain) loss on disposal of PP&E	6,915,141		(11,697,211)
Interest and investment income	(414)		(749)
Total Other (Income) Expense	**7,001,607**		**(10,328,165)**
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	**134,847,055**		**143,474,610**
Income tax recovery	0		0
Net Income	**134,847,055**		**143,474,610**

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 5/1/2016 to 5/31/2016

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$6,323	$113,747	$115,593	$4,477
Employee FICA taxes withheld	3,893	36,719	39,479	1,133
Employer FICA taxes	3,893	36,719	39,479	1,133
Unemployment taxes				
Other:________				
State				
Sales, use & excise taxes				
Unemployment taxes	432	144	576	
Other:________				
Local				
Personal property taxes				
Real property taxes				
Other:________				
			Total unpaid post-petition taxes	$6,743

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2016	8/1/2016
General liability	Federal INS	1,000,000	8/1/2016	8/1/2016
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/1/2016	8/1/2016
Vehicle	Federal INS	1,000,000	8/1/2016	8/1/2016
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2016	8/1/2016
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/1/2016	7/1/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period: 5/1/2016 to 5/31/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	22,228				22,228
Total	$ 86,930	$ -	$ -	$ -	$ 86,930

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 329,477	$ 148,846	$ 95,143	$ 504,882	$ 1,078,348
Other Payables	836,966	-	-	-	836,966
Total	$ 1,166,444	$ 148,846	$ 95,143	$ 504,882	$ 1,915,315

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (160,000)	$ -	7/17/2015	$ (554,662)
Debtor Local Counsel - S&W	25,000	(13,762)	(12,614)	7/16/2015	(9,839)
Debtor Canadian Counsel - DLA Piper	-	(1,945)	(4,707)	N/A	(1,945)
Canadian Information Officer - E&Y	40,196	(2,609)	(6,616)	N/A	37,587
EY Counsel - Borden Ladner Gervais	-	-	(1,471)	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(64,427)	(38,234)	7/24/2015	(136,602)
Investment Bank - Moelis	-	(662,305)	(179,195)	11/6/2015	(893,771)
Lender's Counsel - Luskin Stern	-	(16,389)	(30,040)	N/A	(16,389)
Lender's Local Counsel - Fairfield & Woods	-	-	(1,395)	N/A	-
Lender's Financial Advisor - RPA	50,000	(9,945)	(39,601)	N/A	40,055
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(20,604)	(69,540)	8/14/2015	(38,031)
UCC Financial Advisor - Gavin Solmonese	-	(3,947)	(4,877)	8/19/2015	(6,209)
Epiq	10,947	(9,077)	(22,221)	7/23/2015	1,870
Total	$ 278,225	$ (965,010)	$ (410,510)		$ (1,577,934)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$ 30,769
James Wilbourn	General Counsel and Corporate Secretary	Payroll and Expense Reimbursement	12,752

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836

21

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 5/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	13,018				
February	2016		98,053				
March	2016		12,254				
TOTAL 1st Quarter		$	123,325.37	$	975	6275	4/29/2016
April	2016	$	5,419		325		
May	2016		27,487				
June			0				
TOTAL 2nd Quarter		$	32,906.10	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 | CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016 $	864,206			
February	2016	645,479			
March	2016	961,725			
TOTAL 1st Quarter	$	2,471,409.25 $	9,750	6270	4/29/2016
April	2016 $	695,708	4,875		
May	2016	1,129,571			
June		0			
TOTAL 2nd Quarter	$	1,825,279.20 $	4,875		
July	$	0			
August		0			
September		0			
TOTAL 3rd Quarter	$	0.00 $	0		
October	$	0			
November		0			
December		0			
TOTAL 4th Quarter	$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 CASE NO: 15-16840

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 5/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	330,290				
February	2016		277,525				
March	2016		410,341				
TOTAL 1st Quarter		$	1,018,155.30	$	6,500	1082	4/29/2016
April	2016	$	279,848		1,950		
May	2016		657,219				
June			0				
TOTAL 2nd Quarter		$	937,067.21	$	1,950		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC

CASE NO: 15-16846

13

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 5/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6271	4/29/2016
April	2016	$	0		325		
May	2016		0				
June			0				
TOTAL 2nd Quarter		$	0.00	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. CASE NO: 15-16842

14

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 5/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 0			
February	2016	0			
March	2016	0			
TOTAL 1st Quarter		$ 0.00	$ 325	2848	4/29/2016
April	2016	$ 208	325		
May	2016	0			
June		0			
TOTAL 2nd Quarter		$ 208.45	$ 325		
July		$ 0			
August		0			
September		0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 **CASE NO:** 15-16843

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 5/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	1,187,170				
February	2016		997,332				
March	2016		912,734				
TOTAL 1st Quarter		$	3,097,236.26	$	10,400	2847	4/29/2016
April	2016	$	740,659		4,875		
May	2016		495,864				
June			0				
TOTAL 2nd Quarter		$	1,236,522.59	$	4,875		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. CASE NO: 15-16838
15

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	1088	4/29/2016
April	2016	$	208		325		
May	2016		0				
June			0				
TOTAL 2nd Quarter		$	208.45	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP   CASE NO: 15-16844

20

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	285,991				
February	2016		25,307				
March	2016		14,947				
TOTAL 1st Quarter		$	326,244.36	$	4,875	1087	4/29/2016
April	2016	$	7,885		325		
May	2016		3,439				
June			0				
TOTAL 2nd Quarter		$	11,323.40	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10

CASE NO: 15-16839

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 5/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 642			
February	2016	0			
March	2016	1,525			
TOTAL 1st Quarter		$ 2,167.40	$ 325	3436	4/29/2016
April	2016	$ 675	325		
May	2016	0			
June		0			
TOTAL 2nd Quarter		$ 675.00	$ 325		
July		$ 0			
August		0			
September		0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 | CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 670			
February	2016	0			
March	2016	150			
TOTAL 1st Quarter		$ 819.74	$ 325	1063	4/29/2016
April	2016	$ 499	325		
May	2016	0			
June		0			
TOTAL 2nd Quarter		$ 499.00	$ 325		
July		$ 0			
August		0			
September		0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty
9

CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	881				
February	2016		789				
March	2016		167				
TOTAL 1st Quarter		$	1,837.03	$	325	2112	4/29/2016
April	2016	$	699		325		
May	2016		156				
June			0				
TOTAL 2nd Quarter		$	854.70	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6272	4/29/2016
April	2016	$	0		325		
May	2016		0				
June			0				
TOTAL 2nd Quarter		$	0.00	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7

CASE NO: 15-16848

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 5/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6273	4/29/2016
April	2016	$	0		325		
May	2016		0				
June			0				
TOTAL 2nd Quarter		$	0.00	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 | CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 5/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6274	4/29/2016
April	2016	$	0		325		
May	2016		0				
June			0				
TOTAL 2nd Quarter		$	0.00	$	325		
July		$	0				
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G

NARRATIVE

For Period Ending: 5/31/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of May 1, 2016 through May 31, 2016. Significant events occurring after this period will be reported in the appropriate subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On May 2, 2016, Debtors filed their fifth motion to extend the deadline by which Debtors must assume or reject unexpired leases of nonresidential real property pursuant to 11 U.S.C. § 365(d)(4) (the "Motion to Assume or Reject"). The Motion to Assume or Reject relates to eight leases. On May 18, 2016, the Court granted the Motion to Assume or Reject in its entirety.

On May 5, 2016, EPC Services Company ("EPC") initiated an adversary proceeding by filing a Complaint for Declaratory Judgment Regarding Extent, Validity, and Priority of Liens (the "EPC Complaint") against Midway Gold US Inc., MDW Pan LLP and numerous other defendants. The adversary proceeding case number is 16-1172 MER. In the EPC Complaint, EPC asserts mechanics liens under Nevada Revised Statutes and is seeking a declaration as to the extent, validity and priority of those liens. On June 9, 2016, the Court entered an order extending the deadline for responses or answers for all parties to September 7, 2016. Nothing herein shall be construed as a waiver or release of Debtors' rights and remedies in connection with this adversary proceeding and any related matters. Nothing herein shall be construed as Debtors admitting any of the allegations asserted by EPC in the EPC Complaint. All rights and remedies are expressly reserved.

As remarked in the April 2016 Monthly Operating Report, on April 28, 2016, Debtors filed a notice designation of GRP Minerals, LLC ("GRP") as a stalking horse bidder of substantially all of Debtors' assets. Attached to the notice was the stalking horse bidders' proposed Asset Purchase Agreement. The material terms of the bid were as follows:

Assets – Substantially all assets comprising the following projects of the Debtors: the Pan Project, the Gold Rock Project, the Pinyon Project, the Eland Project, and the Golden Eagle Project.

Purchase Price – A combination of cash and assumed liabilities as follows: (1) Cash in the amount of $5,250,000.00, less applicable cure amounts and transfer taxes, if any; (2) Assumption of reclamation liability estimated to be approximately $16.1 million; and (3) Assumption of certain other assumed liabilities.

Stalking Horse Protections:

Breakup Fee – 3% of $5,250,000.00

Expense Reimbursement – Reimbursement of actual, documented and reasonable out of pocket expenses up to a maximum of $150,000.00

Minimum Bid Increments – The first overbid must (i) be in an amount equal to not less than the sum of (A) the current bid, plus (B) the Breakup Fee, plus (C) the Expense Reimbursement, and plus (D) the Minimum Bidding Increment of $100,000.

Responses were filed to the motion to approve the sale of substantially all of Debtors' assets to GRP. The responses were resolved and at a hearing held on May 9, 2016, the Court approved the sale to GRP. The Court made substantial changes to the sale order and an additional hearing was held on May 13, 2016 to reconsider the Court's changes. The Court entered an amended sale order on May 13, 2016 that was satisfactory to GRP. Debtors and GRP successfully closed the transaction shortly after the May 13, 2016 hearing.

On May 16, 2016, Debtors and Gustavson Associates, LLC ("Gustavson") filed a stipulation resolving Gustavson's objections to Debtors' First and Third Omnibus Claims Objections. The Court approved the stipulation on May 18, 2016.

On May 17, 2016, the Court granted the following fee applications for the period of December 1, 2015 through January 31, 2016: (1) Cooley LLP (the Committee's counsel) for fees in the amount of $61,703.10 and expenses in the amount of $361.87; and (2) Gavin/Solmonese, LLC (the Committee's financial advisor) for fees in the amount of $14,562.00 and expenses in the amount of $27.60.

On May 23, 2016, the Debtors filed the following fee applications for the period of January 1, 2016 through March 31, 2016: (1) Sender Wasserman Wadsworth, P.C. (Debtors' counsel) for fees in the amount of $50,295.00 and expenses in the amount of $275.25; (2) FTI Consulting, Inc. (Debtors' financial advisor) for fees in the amount of $217,935.90 and expenses in the amount of $3,358.20; (3) Squire Patton Boggs (US) LLP (Debtors' counsel) for fees in the amount of $500,351.50 and expenses in the amount of $5,431.53; and (4) Moelis & Company LLC (Debtors' investment banker) for fees in the amount of $375,000.00 and expenses in the amount of $101,211.47.

On May 27, 2016, Debtors filed their Fourth and Fifth omnibus claims objections. The objections relate to, among other grounds, duplicate claims, wrong debtor claims, late filed claims, satisfied claims, insufficient documentation claims, no liability claims and recharacterization of claims.

Throughout May the Debtors extensively communicated with the Debtors' professionals, secured lenders, the Committee and other interested parties with respect to restructuring alternatives, sale of assets and other significant matters in these cases.

Attachment 7

Bank Statements for All Bank Accounts

TD Canada Trust

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

Tel: 1-866-222-3456
TTY: 1-800-361-1180

TDCDA11100_8035879_007 E U 09656 00142

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

00807893

Statement of Account		Account Type	Statement From - To
Branch No.	Account No.	CURRENT ACCOUNT	APR 29/16 - MAY 31/16
9656	[redacted]6025		Page 1 of 2

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			APR29	30,154.27
CIPS CREDIT INTEREST		21.39	MAY02	30,175.66
CHQ#00927-2300127888	1,374.19		MAY17	28,801.47
160520S8483000WIRE		63,687.48	MAY24	
IWPN CHARGES	5.00		MAY24	
CMS-BR/PT FEES	30.00		MAY24	
CHQ#00000-2300234821	6,041.16		MAY24	86,412.79
DEPOSIT		423.42	MAY26	
CHQ#00926-0500064416	8,546.69		MAY26	78,289.52
CHQ#00929-2300356072	1,902.18		MAY30	76,387.34
SERVICE CHARGE	7.50		MAY31	
ITEMS DEP FEE	0.22		MAY31	76,379.62

4 CHQS ENCLOSED NEXT STATEMENT DATE IS JUN 30/16
MONTHLY AVER. CR. BAL. $42,682.26
MONTHLY MIN. BAL. $28,801.47
DEP CONTENT- CASH 0 ITEMS 1 UNC BATCH 0

	No.	Amount
Credits	3	64,132.29
Debits	8	17,906.94

-
-
-

Please ensure that you report in writing any errors or irregularities found within this statement within 30 days of the statement date. If you do not, the statement of account shall be conclusively deemed correct except for any amount credited to the account in error.

Accounts issued by: THE TORONTO-DOMINION BANK

552208 (0130/11)

Analyzed Business Checking

WELLS FARGO

Co. 2

00058486

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8265	$15,724,596.93	$739,732.60	-$1,925,223.81	$17,539,105.72 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/10	7,872.25 ✓	Deposit Made In A Branch/Store
	05/17	59.72 ✓	Deposit Made In A Branch/Store
	05/23	200,000.00 ✓	Online Transfer Brazil Resources Deposit Ref #Bbeckqrrjp
	05/25	525,000.00 ✓	Online Transfer Grp Minerals Deposit Ref #Bben8Wmwpr
	05/31	6,800.63 ✓	Deposit Made In A Branch/Store
		$739,732.60	**Total electronic deposits/bank credits**
		$739,732.60	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/02	278.21 ✓	Leasedirectrpd Inv.Paymnt 042916 408270 Inv# 00049790905 Due 05/09/1
	05/02	621.30 ✓	Leasedirectrpd Inv.Paymnt 042916 408270 Inv# 00049922373 Due 05/15/1
	05/06	16,217.66 ✓	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	05/09	130,000.00 ✓	Online Transfer Ref #Bbev2V4Zpk to 8891621479 on 05/09/2016 0928 Am
	05/11	913.08 ✓	Client Analysis Srvc Chrg 160510 Svc Chge 0416 000006198288265
	05/13	85,000.00 ✓	WT Fed#06055 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN16051216231030 Trn#160513058609 Rfb# 000000644
	05/13	2,050.00 ✓	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	05/17	170,000.00 ✓	Online Transfer Ref #Bbekcs4J8D to 8891621479 on 05/17/2016 0746 Am
	05/19	3,125.00 ✓	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	Posted date	Amount	Transaction detail
	05/20	12,613.50	WT Fed#01284 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN16051913380379 Trn#160519155381 Rfb# 000000650
	05/20	94,194.74	WT Fed#01287 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN16051913402783 Trn#160519155400 Rfb# 000000652
	05/20	69,540.45	WT Seq155404 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN16051913411997 Trn#160519155404 Rfb# 000000653
	05/20	4,876.87	WT Fed#01357 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# IN16051913420792 Trn#160519155408 Rfb# 000000654
	05/20	22,221.07	WT Fed#01289 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN16051913474558 Trn#160519155417 Rfb# 000000655
	05/20	38,234.30	WT Fed#05328 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN16051913391702 Trn#160520051168 Rfb# 000000651
	05/20	50,000.00	WT 160519-155336 Toronto-Dominion Ba /Bnf=Midway Gold Corp Srf# IN16051914243325 Trn#160519155336 Rfb# 000000657
	05/24	200,000.00	WT Fed#00620 HSBC Bank Canada /Ftr/Bnf=Brazil Resources Inc Srf# IN16052315435755 Trn#160523165087 Rfb# 000000658
	05/24	35,000.00	Online Transfer Ref #Bbekctxptn to 8891621479 on 05/24/2016 0821 Am
	05/25	340,000.00	Online Transfer Ref #Bbeggspwxq to 8891621479 on 05/25/2016 0818 Am
	05/25	525,000.00	WT Fed#00280 US Bank, NA /Ftr/Bnf=Moye White LLP Srf# IN16052508224657 Trn#160525078043 Rfb# 000000661
	05/26	30,248.45	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	05/27	9,004.14	WT Fed#01278 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16052608511046 Trn#160526156918 Rfb# 000000663
	05/27	950.00	WT Fed#01275 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# IN16052608500777 Trn#160526157248 Rfb# 000000662
		$1,840,088.77	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	36.55	05/16	6272	325.00	05/04	6281 *	1,832.00	05/11
6256	4,750.00	05/06	6273	325.00	05/04	6282	559.42	05/12
6259 *	3,500.00	05/06	6274	325.00	05/04	6283	24.00	05/20
6266 *	175.00	05/10	6275	975.00	05/04	6284	444.53	05/18
6267	57,495.00	05/04	6276	225.78	05/05	6285	158.75	05/17
6268	60.75	05/04	6277	197.00	05/12	6286	1,547.00	05/16
6269	146.40	05/05	6278	50.55	05/13	6291 *	1,462.00	05/31
6270	9,750.00	05/04	6279	60.00	05/16	6293 *	585.31	05/31
6271	325.00	05/04						

$85,135.04 **Total checks paid**

* Gap in check sequence

$1,925,223.81 **Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
04/30	18,724,596.93	05/11	18,504,429.00	05/20	17,949,554.99
05/02	18,723,697.42	05/12	18,503,672.58	05/23	18,149,554.99
05/04	18,654,116.67	05/13	18,416,572.03	05/24	17,914,554.99
05/05	18,653,744.49	05/16	18,414,928.48	05/25	17,574,554.99
05/06	18,629,276.83	05/17	18,244,829.45	05/26	17,544,306.54
05/09	18,499,276.83	05/18	18,244,384.92	05/27	17,534,352.40
05/10	18,506,974.08	05/19	18,241,259.92	05/31	17,539,105.72

Average daily ledger balance **$18,209,203.43**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business Market Rate Savings

WELLS FARGO

00824787

032902 1 AV 0.376 1259136

MIDWAY GOLD US INC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted
1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

DCRE11UTE6 032902 NNNNNNNNN NNN NNN 001 002 163 131115 115562032

Your Business and Wells Fargo

The plans you establish today will shape your business far into the future. The heart of the planning process is your business plan. Take the time now to build a strong foundation. Find out more at wellsfargoworks.com/plan.

Activity summary

Beginning balance on 5/1	$524,971.27
Deposits/Credits	5,061,523.03
Withdrawals/Debits	- 725,031.00
Ending balance on 5/31	**$4,861,463.30** ✓
Average ledger balance this period	$2,887,747.16

Account number: [redacted]3524
MIDWAY GOLD US INC
Colorado account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 102000076
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$73.58
Average collected balance	$2,887,747.16
Annual percentage yield earned	0.03%
Interest earned this statement period	$73.58
Interest paid this year	$74.85

Transaction history

Date	*Description*	*Deposits/ Credits*	*Withdrawals/ Debits*	*Ending daily balance*
5/3	WT Fed#08402 Hsbc Bank Canada /Org=Brazil Resources Inc. Srf# S0661240219401 Trn#160503005128 Rfb#	200,000.00 ✓		
5/3	Wire Trans Svc Charge - Sequence: 160503005128 Srf# S0661240219401 Trn#160503005128 Rfb#		16.00 ✓	724,955.27

WELLS FARGO

Transaction history (continued)

240401.76110

Date	Description	Deposits/ Credits	Withdrawals/ Debits	Ending daily balance
5/17	WT Fed#02730 US Bank, NA /Org=Moye White LLP Srf# 160517028032 Trn#160517122755 Rfb# 160517028032	4,861,449.45		
5/17	Wire Trans Svc Charge - Sequence: 160517122755 Srf# 160517028032 Trn#160517122755 Rfb# 160517028032		15.00	5,586,389.72
5/23	* Online Transfer Brazil Resources Deposit Ref #Bbeckqrrjp		200,000.00	5,386,389.72
5/25	* Online Transfer Grp Minerals Deposit Ref #Bben8Wmwpr		525,000.00	4,861,389.72
5/31	Interest Payment	73.58		4,861,463.30
Ending balance on 5/31				**4,861,463.30**
Totals		**$5,061,523.03**	**$725,031.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

* *Indicates transaction counts toward the Regulation D and Wells Fargo savings withdrawal and transfer limit. Except outgoing wire transfers, there is no limit on the number of withdrawals or transfers made in person at an ATM or Wells Fargo location or on any types of deposits. For more information, please refer to your Account Agreement.*

Monthly service fee summary

For a complete list of fees and detailed account information, please see the Wells Fargo Fee and Information Schedule and Account Agreement applicable to your account or talk to a banker. Go to wellsfargo.com/feefaq to find answers to common questions about the monthly service fee on your account.

Fee period 05/01/2016 - 05/31/2016	Standard monthly service fee $6.00	You paid $0.00

We waived the fee this fee period to allow you to meet the requirements to avoid the monthly service fee. This is the final period with the fee waived. For the next fee period, you need to meet the requirement(s) to avoid the monthly service fee.

How to avoid the monthly service fee	Minimum required	This fee period
Have any ONE of the following account requirements		
· Average collected balance	$500.00	$2,887,747.00 ☑
· Total automatic transfers from an eligible Wells Fargo business checking account	$25.00	$0.00 ☐

YC/YC

Account transaction fees summary

Service charge description	Units used	Units included	Excess units	Service charge per excess units ($)	Total service charge ($)
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

131116

WELLS FARGO

Co 5

00059200

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$755.58	$0.00	-$374.00	$381.58 ✓

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1062	49.00 ✓	05/03	1063	325.00 ✓	05/04

$374.00	**Total checks paid**
$374.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
04/30	755.58	05/03	706.58	05/04	381.58

Average daily ledger balance **$416.19**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]3422 ■ May 1, 2016 - May 31, 2016 ■ Page 1 of 1

WELLS FARGO

Co. 9

00060152

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3422	$356,515.16	$0.00	-$698.86	$355,816.30 ✓

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/13	77.26 ✓	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$77.26	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
2110	208.45 ✓	05/10	2111	88.15 ✓	05/04	2112	325.00 ✓	05/04

$621.60 **Total checks paid**

$698.86 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
04/30	356,515.16	05/10	355,893.56	05/13	355,816.30
05/04	356,102.01				

Average daily ledger balance **$355,946.70**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1724 ■ May 1, 2016 - May 31, 2016 ■

WELLS FARGO

Co. 10

00376862

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$658.70	$0.00	-$325.00	$333.70

Debits

Checks paid

Number	*Amount*	*Date*
3436	325.00	05/04

$325.00 **Total checks paid**

$325.00 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
04/30	658.70	05/04	333.70

Average daily ledger balance **$365.15**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

(163)
Sheet Seq = 0008123

Analyzed Business Checking

Account number: [redacted]2618 ■ May 1, 2016 - May 31, 2016 ■ Page 1 of 1

WELLS FARGO

6.11

00537122

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00 ✓

Daily ledger balance summary

Date	*Balance*
04/30	363.00

Average daily ledger balance **$363.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1461 ■ May 1, 2016 - May 31, 2016 ■ Page 1 of 1

WELLS FARGO

60.14

00544250

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$0.00	$0.00	$100.00 /

Daily ledger balance summary

Date	*Balance*
04/30	100.00

Average daily ledger balance $100.00

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1446 ■ May 1, 2016 - May 31, 2016 ■ Page 1 of 1

WELLS FARGO

Co. 15

00544498

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$0.00	$0.00	$100.00 ✓

Daily ledger balance summary

Date	*Balance*
04/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Co. 16

00544746

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	Beginning balance	Total credits	Total debits	Ending balance
[redacted]479	$32,391.77	$675,739.69	-$658,312.21	$49,819.25 ✓

Credits

Electronic deposits/bank credits

Effective date	Posted date	Amount	Transaction detail
	05/09	130,000.00 ✓	Online Transfer Ref #Bbev2V4Zpk From 6198288265 on 05/09/2016 0928 Am
	05/17	170,000.00 ✓	Online Transfer Ref #Bbekcs4J8D From 6198288265 on 05/17/2016 0746 Am
	05/19	739.69 ✓	Deposit Made In A Branch/Store
	05/24	35,000.00 ✓	Online Transfer Ref #Bbekclxptn From 6198288265 on 05/24/2016 0821 Am
	05/25	340,000.00 ✓	Online Transfer Ref #Bbeggspwxq From 6198288265 on 05/25/2016 0818 Am
		$675,739.69	**Total electronic deposits/bank credits**
		$675,739.69	**Total credits**

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	05/03	536.13 ✓	Vsp Payment Ebillpymts 160502 1197850 Midway Services Compan
	05/03	720.37 ✓	Rocky Mtn Res Cu Plan Fundi 160503 Rmmwg Midway Services Comp
	05/04	14,561.69 ✓	Principal Peris Plic-Peris 4-5899300000380 Wells Fargo Payroll
	05/10	109,044.95 ✓	WT Fed#04426 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16051005534319 Trn#160510050891 Rfb# 000000643
	05/17	135,393.39 ✓	WT Fed#00204 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16051711204024 Trn#160517105225 Rfb# 000000649
	05/17	179.08 ✓	American Heritag Benman ACH 051316 12410 Midway Gold US
	05/17	720.37 ✓	Rocky Mtn Res Cu Plan Fundi 160517 Rmmwg Midway Services Comp
	05/18	5,635.78 ✓	Principal Peris Plic-Peris 4-5899300000391 Wells Fargo Payroll
	05/20	21,722.42 ✓	Cigna Edge Trans Collection 603300010524 Midway Services Compan

WELLS FARGO

***Electronic debits/bank debits** (continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/24	34,329.50	WT Fed#04658 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16052407221100 Trn#160524051305 Rfb# 000000659
	05/24	10,369.39	Principal Pens Plic-Pens 4-5899300000193 Wells Fargo Payroll
	05/25	309,284.17	WT Fed#00041 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16052508202819 Trn#160525078032 Rfb# 000000660
	05/27	103.00	Rocky Mtn Res Op Client Fee 160527 Rmrmwg Midway Services Compan
		$642,600.24	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
1082	6,500.00	05/04	10118 *	424.92	05/09	10120	424.92	05/24
1083	16.68	05/27	10119	424.92	05/09	10121	833.87	05/24
1084	7,086.66	05/31						
	$15,711.97	**Total checks paid**						

* *Gap in check sequence*

$658,312.21	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
04/30	32,391.77	05/17	63,885.95	05/24	26,309.76
05/03	31,135.27	05/18	58,250.17	05/25	57,025.59
05/04	10,073.58	05/19	58,989.86	05/27	56,905.91
05/09	139,223.74	05/20	37,267.44	05/31	49,819.25
05/10	30,178.79				

Average daily ledger balance **$39,239.19**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1420 ■ May 1, 2016 - May 31, 2016 ■ Page 1 of 1

WELLS FARGO

6017

00544994

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$0.00	$0.00	$100.00 ✓

Daily ledger balance summary

Date	*Balance*
04/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]453 ■ May 1, 2016 - May 31, 2016 ■ Page 1 of 1

WELLS FARGO

60.19

00545242

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]453	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
04/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

(163)
Sheet Seq = 0008587

Analyzed Business Checking

Account number: [redacted]495 ■ May 1, 2016 - May 31, 2016 ■

WELLS FARGO

6v.19

00545440

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (183)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	Beginning balance	Total credits	Total debits	Ending balance
[redacted]495	$5,397,155.28	$1,059,602.02	-$500,408.03	$5,956,349.27

Credits

Electronic deposits/bank credits

Effective date	Posted date	Amount	Transaction detail
	05/02	427,185.00	WT Fed#00295 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0502927359010422 Trn#160502102235 Rfb#
	05/03	481.28	Deposit Made In A Branch/Store
	05/09	258,162.00	WT Fed#01516 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0509938503011695 Trn#160509091873 Rfb#
	05/16	231,504.00	WT Fed#06588 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0516951620016992 Trn#160516150813 Rfb#
	05/23	138,473.29	WT Fed#03029 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0523963074013303 Trn#160523116291 Rfb#
	05/24	3,796.45	Deposit Made In A Branch/Store
		$1,059,602.02	**Total electronic deposits/bank credits**
		$1,059,602.02	**Total credits**

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	05/02	43,716.00	WT Fed#01545 Bank of America, N /Ftr/Bnf=Marsh Insurance Srf# IN16042912585278 Trn#160429230578 Rfb# 000000639
	05/02	16,210.46	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	05/06	18,750.00	WT Fed#01135 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16050211371739 Trn#160506102532 Rfb# 000000640
	05/06	55,340.56	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096

Sheet Seq = 0002845

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	Posted date	Amount	Transaction detail
	05/13	2,682.90	WT Fed#06211 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN16051216313758 Trn#160513058667 Rfb# 000000647
	05/13	3,312.00	WT Fed#06218 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16051216293119 Trn#160513058736 Rfb# 000000645
	05/13	1,738.00	WT Fed#06182 Zions Bank /Ftr/Bnf=Delta Fire Systems Inc Srf# IN16051216411715 Trn#160513058764 Rfb# 000000648
	05/13	28,317.50	WT Fed#06077 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16051216301738 Trn#160513058800 Rfb# 000000646
	05/13	43,432.04	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	05/19	65,032.95	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	05/20	11,522.74	WT Fed#01359 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16051913554378 Trn#160519155413 Rfb# 000000656
	05/23	3,488.37	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	05/25	1,464.50	ATT Payment 052416 837374003Epayt Temporaryaccountname
	05/26	250.44	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	05/27	376.00	WT Fed#01269 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16052613180024 Trn#160526157402 Rfb# 000000665
	05/27	15,205.00	WT Fed#01272 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16052613184902 Trn#160526157488 Rfb# 000000666
	05/27	11,283.94	WT Fed#01178 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16052613193801 Trn#160526157594 Rfb# 000000667
	05/27	17,481.58	WT Fed#01177 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16052613204176 Trn#160526157635 Rfb# 000000668
	05/27	14,114.03	WT Fed#01464 Nevada Bank & Trus /Ftr/Bnf=MT Wheeler Power Srf# IN16052614250781 Trn#160526172324 Rfb# 000000669
	05/31	70.00	ATT Payment 052716 757920002Epayw Mdw Pan LLP
	05/31	123.62	ATT Payment 052916 689138003Epayy Mdw Pan LLP
	05/31	1,739.94	ATT Payment 052916 697818003Epayy Mdw Pan LLP
		$355,654.59	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	7,512.50	05/31	2845	715.00	05/04	2853	2,592.37	05/16
2806	58.34	05/06	2846	1,505.00	05/10	2854	76,315.77	05/13
2827*	61.94	05/24	2847	10,400.00	05/04	2855	1,700.00	05/16
2831*	60.14	05/24	2848	325.00	05/04	2857*	66.42	05/26
2842*	16,662.50	05/05	2850*	21,650.58	05/13	2859*	600.00	05/25
2843	3,731.59	05/05	2851	219.37	05/17	2861*	90.93	05/25
2844	154.89	05/04	2852	331.10	05/13			
	$144,753.44		**Total checks paid**					

* *Gap in check sequence.*

$500,408.03	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
04/30	5,397,155.28	05/10	5,915,414.20	05/23	6,023,055.80
05/02	5,764,413.82	05/13	5,737,634.31	05/24	6,026,730.17
05/03	5,764,895.10	05/16	5,964,845.94	05/25	6,024,574.74
05/04	5,753,300.21	05/17	5,964,626.57	05/26	6,024,257.88
05/05	5,732,906.12	05/19	5,899,593.62	05/27	5,965,795.33
05/06	5,658,757.20	05/20	5,888,070.88	05/31	5,956,349.27
05/09	5,916,919.20				

Average daily ledger balance **$5,859,389.07**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Co. 20

00545738

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$8,434.59	$0.00	-$8,038.50	$396.09 ✓

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/06	756.00 ✓	WT Fed#00906 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16050515344323 Trn#160506102533 Rfb# 000000841
	05/19	768.50 ✓	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
	05/27	714.00 ✓	WT Fed#01267 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16052608522404 Trn#160526157302 Rfb# 000000664
		$2,238.50	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
	600.00 ✓	05/25	1087	4,875.00 ✓	05/04	1088	325.00 ✓	05/04

$5,800.00	**Total checks paid**
$8,038.50	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
04/30	8,434.59	05/06	2,478.59	05/25	1,110.09
05/04	3,234.59	05/19	1,710.09	05/27	396.09

Average daily ledger balance **$2,530.83**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	5/31/2016	

JN
6-16-16

Balance per Bank Statement	76,379.62
Add Pending Deposits	.00
Less Outstanding Checks	17,616.52-
	58,763.10
Balance per General Ledger	58,763.10
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary JN

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2016	

6-2-16

Balance per Bank Statement	17,539,105.72
Add Pending Deposits	.00
Less Outstanding Checks	8,593.34-
	17,530,512.38
Balance per General Ledger	17,530,512.38
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00824787	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	5/31/2016	

JN
6-29-16

Balance per Bank Statement	4,861,463.30
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,861,463.30
Balance per General Ledger	4,861,463.30
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary JV

Account Number	00059200	5.10112	6-2-16
Account Description	Wells Fargo (USD)		
Period Ending	5/31/2016		

Balance per Bank Statement	381.58
Add Pending Deposits	.00
Less Outstanding Checks	.00
	381.58
Balance per General Ledger	381.58
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary			JN
Account Number	00060152	9.10112	6-2-16
Account Description	Wells Fargo (USD)		
Period Ending	5/31/2016		

Balance per Bank Statement	355,816.30
Add Pending Deposits	.00
Less Outstanding Checks	78.58-
	355,737.72
Balance per General Ledger	355,737.72
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112	JN
Account Description	Wells Fargo (USD)		6-2-16
Period Ending	5/31/2016		

Balance per Bank Statement	333.70
Add Pending Deposits	.00
Less Outstanding Checks	.00
	333.70
Balance per General Ledger	333.70
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112	JN
Account Description	Wells Fargo (USD)		6-2-16
Period Ending	5/31/2016		

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary JN

Account Number	00544250	14.10112	6-2-16
Account Description	Wells Fargo (USD)		
Period Ending	5/31/2016		

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

JN
6-2-16

Reconciliation Summary		
Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary			JN
Account Number	00544746	16.10112	
Account Description	Wells Fargo (USD)		6-9-16
Period Ending	5/31/2016		

Balance per Bank Statement	49,819.25
Add Pending Deposits	.00
Less Outstanding Checks	5,943.38-
	43,875.87
Balance per General Ledger	43,875.87
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112	JN
Account Description	Wells Fargo (USD)		6-3-16
Period Ending	5/31/2016		

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	5/31/2016	6-3-16

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	5/31/2016	

JN
6-17-16

Balance per Bank Statement	5,956,349.27
Add Pending Deposits	.00
Less Outstanding Checks	29,192.12-
	5,927,157.15
Balance per General Ledger	5,927,157.15
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Enviro Care Inc	1/22/2016	00002741	400.00-
Kinross Gold USA, Inc.	4/8/2016	00002824	262.11-
Kinross Gold USA, Inc.	5/6/2016	00002849	82.92-
Fairfield and Woods, P.C.	5/27/2016	00002862	1,395.00-
Mt Wheeler Power	5/27/2016	00002863	125.48-
Solutions II, Inc.	5/27/2016	00002864	1,080.02-
US Geological Survey	5/27/2016	00002865	25,438.59-
Western Environmental Testing	5/27/2016	00002866	408.00-
			29,192.12-

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112	JN
Account Description	Wells Fargo (USD)		6-3-16
Period Ending	5/31/2016		

Balance per Bank Statement	396.09
Add Pending Deposits	.00
Less Outstanding Checks	.00
	396.09
Balance per General Ledger	396.09
Variance	.00